Revenue and other operating income	6 Months Ended
Jun. 30, 2022
Disclosure Of Revenue And Other Income [Abstract]
Revenue and other operating income
8. Revenue and other operating income
On February 10, 2022, the Company entered into the Theramex License Agreement with Theramex to support the commercialization and market introduction of linzagolix across global markets outside of the U.S., Canada and Asia. Under the terms of the Theramex License Agreement, the Company was entitled to receive royalties of a mid-thirties
percentage on commercial sales up to EUR 72.75 million in upfront and milestone payments, including EUR 5 million obtained upon signing, up to EUR 13.75 million in development and commercial milestones and up to EUR 54 million in sales-based milestones.
As the Company received marketing authorization for the uterine fibroid indication in the European Union and the UK, the upfront payment of EUR 5.0 million was fully recognized during the six months ended June 30, 2022. The gain on the disposal of the asset, net of de-recognition
of intangible asset, of USD 4.8 million is recorded in operating income other than revenue on the Company’s unaudited condensed consolidated statements of comprehensive loss.
As a result of termination of the Kissei License Agreement, the Theramex License Agreement was automatically assigned to Kissei and the Company has no further rights or obligations under the agreement. See Note 14 for further information.